SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 16, 2003
                                                         ----------------


                                  Eagle Bancorp
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             (Exact name of registrant as specified in its charter)


         United States                  000-29687                81-0531318
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


   1400 Prospect Avenue,                  Helena, MT                  59601
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (406) 442-3080
                                                   ---------------


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                  (Former name or former address, if changed since last report)

Item 9.   Regulation FD
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                  The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On October 16, 2003, Eagle Bancorp announced its earnings for the first quarter of the 2004 fiscal year. A copy of the press release dated October 16, 2003, describing first quarter earnings is attached as Exhibit 99.



                                   SIGNATURES
                                  ------------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        October 16, 2003                   EAGLE BANCORP



                                             By:     /s/ Peter J. Johnson
                                                     --------------------
                                                         Peter J. Johnson
                                                         Senior VP/Treasurer


Exhibit No.                Description
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99                         Press release dated October 16, 2003